Exhibit 10.9

First Amendment

To

Joint Development and Option Agreement

This First Amendment ("Amendment") is made as of March 23, 2022 ("Amendment Effective Date") by and between The Cleveland Clinic Foundation, an Ohio non-profit corporation located at 9500 Euclid Avenue, Cleveland, Ohio 44195 (hereinafter referred to along with its Affiliates as "CCF"), and BreathTech Corporation, a wholly owned subsidiary of Astrotech Corporation (hereinafter referred to along with its Affiliates as "Company").

WHEREAS, Company and CCF entered into a Joint Development and Option Agreement effective October 20, 2020 ("JOA"), incorporated herein by reference as Exhibit A.

WHEREAS, Company and CCF desire to extend the term of the JOA.

NOW THEREFORE, the parties agree as follows:

1.	The parties agree to extend the term of the JOA for a period of eighteen (18) months. Capitalized terms used but not defined herein have the meaning ascribed to them in the JOA.

2.	Pursuant to Paragraph 9.4, Paragraph 7.1 shall be revised in its entirety as follows:

Term. This JOA is effective from the Effective Date and terminates at the later of (i) the completion of the Work Plan, or (ii) thirty-six (36) months following the Effective Date, unless terminated earlier under Paragraph 7.2 (Expiration/Termination of JOA) ("Term").

3.	Except as specifically modified by this Amendment, all other terms and conditions of the JOA shall remain in full force and effect for the extended term of the JOA.

In the event of a conflict as between the JOA and this Amendment, this Amendment shall control.

IN WITNESS WHEREOF, Company and CCF have evidenced their consent to the terms provided herein as of the Amendment Effective Date by signing below.

BREATHTECH CORPORATION	THE CLEVELAND CLINIC FOUNDATION

By: /s/ Thomas B. Pickens III	By: /s/ Steven C. Glass

Name: Thomas B. Pickens III	Name: Steven C. Glass

Title: CEO	Title: Chief Financial Officer

Date: Apr 06 2022	Date: 4/4/2022

4266039 - CCF LAW DEPARTMENT APPROVED AS TO FORM - KY - 3/24/2022

Exhibit A

Joint Development and Option Agreement

(Incorporated by reference)

4266039 - CCF LAW DEPARTMENT APPROVED AS TO FORM - KY - 3/24/2022